UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Remy International, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The following information was filed with the Securities and Exchange Commission on September 15, 2015 by Remy International, Inc. on a Form 8-K/A (Item 8.01. Other Events).
Item 8.01 Other Events.
On September 14, 2015, Remy International, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) including certain supplemental disclosures to the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 18, 2015 (the “Definitive Proxy Statement”). This Form 8-K/A is being filed solely to amend the first row of the chart appearing at the top of page 5 of the Original 8-K to include a number that was inadvertently omitted. That chart is restated below in its entirety. Except as expressly stated herein, this Form 8-K/A does not amend the Original 8-K.

				Enterprise Value / LTM
Announcement Date	Acquirer	Target	Enterprise Value ($mm)	Sales	EBITDA
February 2015	MAHLE GmbH	Delphi Automotive (Thermal division)	727	0.5x	9.5x
December 2014	Hahn & Co. / Hankook Tire Co.	Halla Visteon Climate Control Corp. (70% stake)	5,143*	1.0x*	10.1x*
September 2014	ZF Friedrichshafen AG	TRW Automotive	13,500	0.8x	7.6x
October 2012	American Securities LLC	HHI Group Holdings LLC	722	0.8x	5.1x
November 2010	Rank Group Ltd.	UCI International Ltd.	971	1.0x	6.0x
November 2009	Faurecia	EMCON Technologies	570	0.2x	7.3x
*Represents a transaction value for a 100% stake in Visteon’s HVCC business. Hahn & Co. acquired a 70% stake in Visteon’s HVCC business for approximately $3.6 billion.
Cautionary Statements Regarding Forward-Looking Information
Some of the statements contained in this Form 8-K/A are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.
These statements include declarations regarding intents, beliefs, estimates and current expectations of the Company. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether government approvals sought in connection with the transaction will be obtained (or obtained within the time periods anticipated) and whether the other conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, and (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.
These forward-looking statements are also qualified by, and should be read together with the “Forward-looking Statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, and other filings, in each case as filed with the Securities and Exchange Commission (SEC) and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Form 8-K/A.
Any forward-looking statements speak only as to the date this Form 8-K/A, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
Additional Information and Where to Find It

This Form 8-K/A may be deemed to be solicitation material in respect of the proposed acquisition of the Company by BorgWarner Inc. In connection with the proposed acquisition, the Company filed a definitive proxy statement on Schedule 14A on August 18, 2015 (which the Company commenced disseminating to stockholders of record on August 20, 2015 and completed disseminating to stockholders of record on August 21, 2015) and, as applicable, the Company and BorgWarner Inc. have filed and/or may file further relevant materials with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN, OR AS APPLICABLE, WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents (including the definitive proxy statement) free of charge at the SEC’s web site, http://www.sec.gov, or the Company’s web site, http://www.remyinc.com under “Investors - SEC Filings”.

Participants in Solicitation
The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the Definitive Proxy Statement.